UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 8, 2006
                     --------------------------------------
                Date of Report (Date of Earliest Event Reported)

                                   ITRON, INC.
     ----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Washington                    000-22418             91-1011792
         ----------                    ---------             ----------
(State or Other Jurisdiction     (Commission File No.)      (IRS Employer
     of Incorporation)                                   Identification No.)


                 2818 N. Sullivan Road, Spokane Valley, WA 99216
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices, Zip Code)

                                 (509) 924-9900
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                      None
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 8, 2006, Itron Inc.'s Board of Directors appointed Gary Pruitt, age 56, as a director, for a term to commence October 1, 2006 and expire at the annual meeting of shareholders in 2007. Mr. Pruitt was not assigned to any Board of Director committees.

Mr. Pruitt is the chief executive officer of Univar N.V. (Univar), a chemical distribution company, listed on the Euronext exchange and headquartered in Seattle, Washington. Mr. Pruitt joined Univar in 1978 and has held a variety of senior and executive management positions. Mr. Pruitt was a chartered accountant with Arthur Andersen and Co. prior to joining Univar. Mr. Pruitt is currently a director of Shurgard Storage Centers, Inc.


The information presented in this Current Report on Form 8-K contains forward-looking statements based on certain assumptions. Numerous important factors, including those factors identified in Itron, Inc.'s Annual Report on Form 10-K and other of the Company's filings with the Securities and Exchange Commission, and assumptions proving incorrect, could cause actual results to differ materially from current expectations contained in such forward-looking statements.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                            ITRON, INC.

Dated:  August 10, 2006             By:     /s/ STEVEN M. HELMBRECHT
                                            ------------------------
                                            Steven M. Helmbrecht
                                            Senior Vice President and Chief
                                            Financial Officer